UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   November 5, 2007

                             FOREST OIL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

          1-13515                                         25-0484900
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  (Commission File Number)                     (IRS Employer Identification No.)


707 17th Street, Suite 3600, Denver, Colorado                          80202
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         (Address of principal executive offices)                   (Zip Code)

                                  303.812.1400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

                  On November 5, 2007, we issued a press release announcing our third quarter 2007 financial and operational results. The press release contains certain non-GAAP financial information. The reconciliation of such information to GAAP financial measures is included in the release.


Item 7.01.        Regulation FD Disclosure.

                  The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.

                  The information in this Current Report, including Exhibit 99.1, is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.


Item 9.01.        Financial Statements and Exhibits.

                  (d) Exhibits.

                  Exhibit          Description
                  -------          -----------

                  99.1 Forest Oil Corporation press release dated November 5, 2007, entitled "Forest Oil Announces Record Quarter in Sales Volumes; Record Adjusted Net Earnings, EBITDA, and Discretionary Cash Flow; New Assets Outperforming Expectations".

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FOREST OIL CORPORATION
                                                (Registrant)




Dated:   November 6, 2007                  By   /s/ CYRUS D. MARTER IV
                                                ------------------------------
                                                Cyrus D. Marter IV
                                                Vice President, General Counsel
                                                and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K
-----------------------------------------------------------

Exhibit                    Description
-------                    -----------

99.1 Forest Oil Corporation press release dated November 5, 2007, entitled "Forest Oil Announces Record Quarter in Sales
                  Volumes; Record Adjusted Net Earnings, EBITDA, and Discretionary Cash Flow; New Assets Outperforming Expectations".